Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

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:
In re:	:	Chapter 11
:
YOUNG BROADCASTING INC. et al.,	:	Case No. 09-10645 (AJG)
:
Debtors.[1]	:
	:	(Jointly Administered)
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MONTHLY OPERATING REPORT

FOR THE MONTH OF DECEMBER 2009

Debtors’ Address:

599 Lexington Avenue

New York, New York 10022

Debtors’ Counsel:

SONNENSCHEIN NATH & ROSENTHAL LLP

Peter D. Wolfson

Jo Christine Reed

1221 Avenue of the Americas

24th floor

New York, New York 10020

T: 212.768.6700

F: 212.768.6800

Report Preparer:        Young Broadcasting Inc.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies, under the penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.2

Dated: January 27, 2010
/s/ James A. Morgan
James A. Morgan, Chief Financial Officer

1

The Debtors in these cases are Young Broadcasting Inc.; Young Broadcasting of Lansing, Inc.; Young Broadcasting of Louisiana, Inc.; Young Broadcasting of Nashville, LLC; Young Broadcasting of Albany, Inc.; Young Broadcasting of Richmond, Inc.; Young Broadcasting of Knoxville, Inc.; Young Broadcasting of Green Bay, Inc.; Young Broadcasting of Davenport, Inc.; Young Broadcasting of Sioux Falls, Inc.; Young Broadcasting of Rapid City, Inc.; Young Broadcasting of San Francisco, Inc.; Young Broadcasting of Nashville, Inc.; Young Broadcasting of Los Angeles, Inc.; Young Broadcasting Shared Services, Inc.; Adam Young Inc.; WKRN, G.P.; WATE, G.P.; KLFY, L.P.; YBT, Inc.; YBK, Inc.; LAT, Inc.; Winnebago Television Corporation; Fidelity Television, Inc.; Young Broadcasting Capital Corp.; Young Communications, Inc.; and Honey Bucket Films, Inc.

2	All amounts herein are unaudited and subject to revision. The Debtors reserve all rights to revise this report.

NOTES TO MONTHLY OPERATING REPORT

Young Broadcasting Inc. and certain of its direct and indirect subsidiaries, the debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, “Company” or “Debtors”), hereby submit their Monthly Operating Report (the “MOR”).

1.         Description of the Cases. On February 13, 2009, (the “Petition Date”), each of the Debtors filed a voluntary petition with the Bankruptcy Court for reorganization under Chapter 11 of the Bankruptcy Code. On August 16, 2009, two additional affiliates of the Debtors, Young Broadcasting Capital Corp. and Young Communications Inc., filed a voluntary petition with the Bankruptcy Court for reorganization under Chapter 11 of the Bankruptcy Code. The cases are being jointly administered under case number 09-10645 (AJG). The Debtors are currently operating their businesses as debtors-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code. Each Debtor’s fiscal year ends on December 31 of each year.

2.         Basis of Presentation. The MOR is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the United States Bankruptcy Court. The financial information in the MOR is preliminary and unaudited and does not purport to show the financial statements of the Debtors in accordance with GAAP and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items. We caution readers not to place undue reliance upon the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

The information contained in the MOR has been derived from the Debtors’ books and records. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP, and upon the application of such procedures, we believe that the financial information could be subject to changes and these changes could be material. The information furnished in this MOR includes primarily normal recurring adjustments but does not include all of the adjustments that would typically be made for financial statements prepared in accordance with GAAP. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

The statements contained herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”), which is applicable to companies in Chapter 11.

3.         Summary of Significant Reporting Policies. The Debtors use a consolidated cash management system through which the Debtors collect substantially all receipts and pay liabilities and expenses. Cash receipts and disbursements are recorded on the books and records of each Debtor and inter-company journal entries are utilized to record transactions affecting revenues, expenses, assets and liabilities between Debtors. The Court has entered an order authorizing the Debtors to continue to use their existing cash management system.

4.         Foreign Currency. The Debtors have no foreign currency transactions.

Therefore, all amounts are reflected in U.S. dollars.

5.         Inter-company Receivables/Payables. Inter-company balances have been set forth in the MOR to the best of the Debtors’ knowledge, information and belief at the value as set forth on the Debtors’ books and records.

6.         Recoveries and Causes of Action. The Debtors Schedules and Statements may not include a complete list of causes of action they possess as of the Petition Date, or at any point thereafter. Regardless of the recoveries and causes of action listed, the Debtors reserve all of their rights with respect to assert any and all causes of action they may possess, including, but not limited to, avoidance actions, and neither these Global Notes nor the Schedules and Statements shall be deemed a waiver or limitation of any of the Debtors’ rights to pursue any such causes of action or recovery.

7.         Reorganization Items. American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”) requires separate disclosure of reorganization items such as realized gains and losses from the settlement of pre-petition liabilities, provisions for losses resulting from the reorganization and restructuring of the business as well as professional fees directly related to the process or reorganizing the Debtors under Chapter 11. Such items are reflected in the statements.

8.         Liabilities Subject to Compromise. As a result of the Chapter 11 filing, most pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. The Debtors have been paying and intend to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Debtors may reject pre-petition executory contracts and unexpired leases with respect to the Debtors’ operations with the approval of the Bankruptcy Court. Damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and will be classified as liabilities subject to compromise. The pre-petition liabilities that are subject to compromise are reported herein at the amounts expected to be allowed, although they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims or other events.

9.         Post-petition Accounts Payable. To the best of the Debtors’ knowledge, all undisputed post-petition accounts payable have been and are being paid under agreed-upon payment terms. Thus, an accounts payable aging is not included in this report.

Young Broadcasting, Inc.
Consolidating Income Statement	1), 4)
For the Month ended December 31 , 2009
Case #		09-10671	09-10661	09-10651	09-10665	09-10656	09-10673	09-10672	09-10652	09-10655	09-10650	09-10648	09-10662	09-10670	09-10660	09-10663	09-10645	09-15606	09-15607
		WLNS	KLFY	KLFY LP	WKRN	WKRN GP	WTEN	WRIC	WATE	WATE GP	WBAY	KWQC	KELO	KCLO	KRON	AYI	CORP	YBCC	YCI	Consolidated
Operating Revenues
Local Revenue		690,101	930,328		1,332,255		645,347	1,011,252	889,242		1,049,785	911,157	1,256,169	107,907	1,205,505					10,029,049
National Revenue		240,400	228,858		569,815		353,513	390,561	237,007		318,527	452,822	291,403	34,763	1,879,278					4,996,946
Network Revenue		543	(930)		64,772		26,270	40,815	52,457		23,935	2,049	(2,251)							207,661
Political Revenue			137,120				33,590	190,367	60		1,225		74,570	8,310						445,242
Barter Revenue		10,053	34,252		52,627		7,740	13,365	10,221		5,365	12,320	5,891	805	83,544					236,183
Other Revenue		58,583	71,365		242,634		107,103	123,017	148,504		99,267	117,927	68,970	17,064	172,296	29,606				1,256,336
Total Operating Revenues		999,680	1,400,993		2,262,103		1,173,563	1,769,377	1,337,492		1,498,104	1,496,275	1,694,752	168,849	3,340,622	29,606				17,171,416
Commissions
Agency Commissions		104,992	140,290		266,972		136,827	226,306	156,700		150,693	207,530	200,209	19,538	371,461					1,981,517
National Rep		10,217	15,554		22,326		16,432	23,698	9,513		13,578	19,242	15,553	1,831	79,860	(227,803)
Total Commissions		115,209	155,844		289,297		153,259	250,004	166,213		164,271	226,772	215,762	21,369	451,321	(227,803)				1,981,517

Net Operating Revenues		884,471	1,245,149		1,972,806		1,020,304	1,519,373	1,171,278		1,333,833	1,269,504	1,478,990	147,480	2,889,301	257,409				15,189,899

Operating Expenses
Direct Expenses		9,629	12,007		13,412		9,027	6,172	3,966		9,170	7,136	5,847	1,001	39,397					116,764
Technical Expense		60,517	17,040		81,963		73,063	56,205	67,893		66,749	70,037	52,804	3,705	463,523					1,013,498
Program/Production Expense		59,977	42,483		55,054		42,807	49,783	62,165		65,913	49,542	86,240		115,675					629,637
Amortization of Program License Rights		34,335	21,517		101,464		84,717	123,412	86,125		135,542	74,216	34,478	1,075	298,999					995,880
News Expense		154,281	140,467		457,462		252,791	238,662	253,287		265,152	171,668	179,545	5,162	788,164					2,906,642
Sales Expense		112,432	124,322		235,720		159,785	182,599	195,634		185,640	113,035	175,462	16,442	395,943	513,730				2,410,742
General & Administrative Expense		153,945	140,145	815	262,032	815	194,729	191,639	171,117	815	214,537	210,213	217,865	12,923	740,567					2,512,156
Barter Expense		6,497	41,197		33,117		7,740	10,520	10,221		5,365	9,484	5,891	805	83,544					214,381
Total Operating Expenses		591,612	539,179	815	1,240,223	815	824,659	858,992	850,407	815	948,068	705,330	758,132	41,113	2,925,811	513,730				10,799,700

Net Operating Income		292,859	705,970	(815)	732,583	(815)	195,645	660,381	320,872	(815)	385,765	564,174	720,859	106,367	(36,510)	(256,320)				4,390,199
Operating Margin		33.1%	56.7%	0.0%	37.1%	0.0%	19.2%	43.5%	27.4%	0.0%	28.9%	44.4%	48.7%	72.1%	-1.3%	-99.6%	0.0%	0.0%	0.0%	28.9%

Corporate Expense																	576,435			576,435
Non-Cash Compensation Paid in Common Stock																	(96,748)			(96,748)

Income Before Deprec. & Taxes		292,859	705,970	(815)	732,583	(815)	195,645	660,381	320,872	(815)	385,765	564,174	720,859	106,367	(36,510)	(256,320)	(479,687)			3,910,511

Deprec. & Amort. of Property & Equipment		64,888	80,480		98,243		56,776	94,856	76,170		79,730	47,949	90,423	14,634	134,095	2,434	39,285			879,961
Amort of Broadcast License & Other Intang.		28,800		20,803		29,201	16,988	1,013	295			92,978	55,271	1,430		277	135,808			382,863
Interest (Income)																	(967)			(967)
Interest Expense - Cash																	1,411,512			1,411,512
Other (Income)/Expense	2)	(351,982)	(66,961)	(457,000)	465,000	(465,000)	4,675		260,000	(260,000)		23,284	1,997		(2,732)	2,188	(2,697)			(849,228)
Income Tax		22,300	6,900						(315)								(39)			28,846
Total Non-Operating Expenses		(235,995)	20,419	(436,197)	563,243	(435,799)	78,439	95,869	336,150	(260,000)	79,730	164,212	147,691	16,064	131,363	4,899	1,582,901			1,852,988

Reorganization Costs	3)	1,127	1,248		5,599		1,396				(940)		811	295			3,316,558			3,326,095

Net Income/(Loss)		$527,726	$684,303	$435,382	$163,741	$434,984	$115,810	$564,512	($15,279)	$259,185	$306,975	$399,962	$572,356	$90,009	($167,873)	($261,219)	($5,379,147)	$0	$0	($1,268,572)

Notes:	1)	Income Statement excludes debtors that do not have any income statement activity (inactive): 10664; 10666; 10669; 10649; 10653; 10657; 10658; 10659; 10668; 15606; 15607.
	2)

Other (Income) / Expense includes a gain of approximately $876,000 at two of the Company’s stations relating to the Sprint/Nextel swap arrangement that took place during November. The gain reflects the fair market value of the assets received from Sprint/Nextel and the accounting treatment has been reviewed by YBI auditors.

	3)

Included in Reorganization Costs for the month ended December 31, 2009 were $3.3 million paid at YB Corp (10645). These expenses are currently not allocated to other debtors, but YB Corp. reserves the right to do so.  Additionally, for the month of December there were approximately $10,000 of restructuring charges relating to public notification in local newspapers which was recorded as Reorganization Expense.

	4)	December 2009 MOR is preliminary and subject to year-end book close adjustments. Any material adjustments will be filed in a revised December 2009 MOR.

YOUNG BROADCASTING INC.
Consolidating Balance Sheet
December 2009	1)
Case #		09-10671	09-10661	09-10651	09-10653	09-10649	09-10665	09-10656	09-10659	09-10673	09-10672	09-10652
		WLNS	KLFY	KLFYLP	LAT	WTVO	WKRN	WKRNGP	YBT	WTEN	WRIC	WATE
ASSETS
Cash		($94,847)	($79,830)	$0	$0	$0	($9,863)	$0	$0	$8,411	($44,840)	($25,415)
Accounts Receivable		2,141,229	2,248,377				5,286,687			2,180,132	3,751,300	2,862,082
Interest Receivable-Subsidiaries
Program License Rights -S/T		314,304	205,027				897,248			739,645	1,071,621	770,764
Prepaid Expenses		273,037	44,187				59,961			78,033	35,176	62,018
Total current assets		2,633,722	2,417,761				6,234,033			3,006,221	4,813,256	3,669,449

Property & Equipment		22,481,586	19,677,760				25,731,750			17,292,467	27,930,382	20,091,165
Accumulated Depreciation		(18,492,585)	(16,704,620)				(19,697,561)			(14,621,780)	(21,909,942)	(15,136,698)
Net property and equipment		3,989,001	2,973,140				6,034,189			2,670,686	6,020,440	4,954,467

Program License Rights-L/T
Deposits		5,275	27,703				124,144			224,363	63,532	18,000
Notes Receivable Subsidiaries
Investments										528,036
Goodwill		294,329		14,425,250							97,587	9,331
Accumulated Amortization - Goodwill		(294,330)		(6,592,586)							(17,484)	(9,331)
Accumulated Amortization - Indefinitely Lived IA		(4,516,577)	(118,854)	(612,608)			(144,809)	(2,234,115)		(1,968,693)	(5,023,645)	(85,928)
Going Concern			350,000				463,389			2,916,396	479,600
FCC/Broadcast Licenses		10,712,060		1,804,000				7,149,168		3,556,017	27,559,349
Accum Amort - Definite Lived Intangible Assets		(8,079,826)		(5,137,744)			(208,027)	(5,982,017)		(3,451,958)	(172,884)	(47,049)
Organizational Costs		2,406									486,667
Intangibles		1,649,600					208,027					141,759
Network Affiliation		11,106,203		9,381,428				11,938,965		6,917,548
Accumulated Amortization - Deferred Charges
Debt Issuance Costs
Pre-Petition Intercompany		(1,034,872)	(1,483,461)	2,117,561	66,667		(1,057,489)	2,417,879	55,556	746,543	2,338,081	(1,695,076)
Post-Petition Intercompany		763,504	1,118,780	4,562,410			(1,001,374)	2,282,571	2,483,464	2,145,989	4,019,826	(1,842,417)
Total non-current assets		10,607,772	(105,832)	19,947,711	66,667		(1,616,138)	15,572,451	2,539,020	11,614,241	29,830,628	(3,510,711)

Total Assets		$17,230,495	$5,285,069	$19,947,711	$66,667	$0	$10,652,084	$15,572,451	$2,539,020	$17,291,148	$40,664,324	$5,113,206

Liabilities not subject to Compromise
Accounts Payable		164,670	214,920				240,546			121,338	233,939	198,952
Accrued Expenses		262,469	228,288			804	342,139			202,338	216,329	185,038
Program License Liability		277,591	172,119				811,723			682,131	987,461	689,000
Deferred Revenue		455,176	416,078				117,669			25,238	66,037	23,918
Total Liabilities not subject to Compromise		1,159,906	1,031,405			804	1,512,076			1,031,044	1,503,765	1,096,908

Liabilities subject to Compromise
Accounts Payable		246,696	268,980				337,122			251,584	294,624	341,413
Program License Liabilities Subject to Compromise		109,652	57,418				180,722			227,525	503,346	310,374
Pre-Petition Accrued Interest	2)	648,117	4,515,190	134,169						170,198	134,635	380,946
Post-Petition Accrued Interest	3)
Notes Payable - Senior bank L/T
Notes Payable - Senior sub-debt
Premiums on Subordinated Debt
Notes Payable Parent		36,783,094	29,157,765	33,334,012				8,685,836		31,899,172	51,150,000	16,777,582
Deferred Tax Liability
Other Liabilities
Total Liabilities subject to Compromise		37,787,559	33,999,352	33,468,182			517,844	8,685,836		32,548,479	52,082,605	17,810,314

Common Stock		1,934	518			50,199	1,421
Additional Paid In Capital		13,367,122	21,748,476	(16,792,480)	66,667	8,054,984	38,959,296	(2,636,044)	2,539,020	(6,105,135)	(15,523,638)	11,097,732
Other Income
Retained Earnings		(35,086,026)	(51,494,683)	3,272,009		(8,105,988)	(30,338,553)	9,522,659		(10,183,241)	2,601,592	(24,891,748)
Stockholders’ Equity		(21,716,970)	(29,745,689)	(13,520,471)	66,667	(804)	8,622,164	6,886,615	2,539,020	(16,288,376)	(12,922,046)	(13,794,016)

Total Liabilities & Equity		$17,230,495	$5,285,069	$19,947,711	$66,667	($0)	$10,652,084	$15,572,451	$2,539,020	$17,291,148	$40,664,324	$5,113,206

See Attached Notes

YOUNG BROADCASTING INC.
Consolidating Balance Sheet
December 2009	1)
Case #		09-10655	09-10658	09-10650	09-10648	09-10662	09-10670	09-10660	09-10663	09-10664	09-10657	09-10666
		WATEGP	YBK	WBAY	KWQC	KELO	KCLO	KRON	AYI	HBF	KCAL	Fidelity
ASSETS
Cash		$0	$0	($9,803)	($110,245)	($89,851)	$100	($39,798)	($24,729)	$0
Accounts Receivable			55,556	2,878,490	2,651,588	2,894,060	257,874	5,861,758	156,043
Interest Receivable-Subsidiaries
Program License Rights -S/T				256,056	657,492	322,928	15,036	3,691,290
Prepaid Expenses				129,176	89,693	132,116	872	277,763	17,169
Total current assets			55,556	3,253,919	3,288,529	3,259,253	273,882	9,791,013	148,483

Property & Equipment				27,596,575	18,391,937	34,592,606	3,884,789	44,300,310	1,068,583
Accumulated Depreciation				(21,563,229)	(15,049,812)	(30,468,106)	(3,341,621)	(31,906,549)	(1,030,803)
Net property and equipment				6,033,346	3,342,125	4,124,500	543,168	12,393,760	37,780

Program License Rights-L/T								1,579,920
Deposits				54,450	600	19,225	4,856	116,538	10,263
Notes Receivable Subsidiaries
Investments					(41,179)	659,591		2,167,313	1,954,938
Goodwill				6,453		220,700	15,900
Accumulated Amortization - Goodwill				(6,453)		(30,806)	(2,617)
Accumulated Amortization - Indefinitely Lived IA		(8,075,475)		(3,550,605)	(1,753,766)	(831,109)	(17,169)	(30,346,900)
Going Concern
FCC/Broadcast Licenses		19,321,618		19,531,432	10,402,616	5,954,211	122,999	98,543,976
Accum Amort - Definite Lived Intangible Assets					(13,261,755)	(7,995,676)	(202,836)	(8,591,604)	(120,921)
Organizational Costs								8,591,604	122,430
Intangibles					236,342
Network Affiliation					32,053,766	19,271,111	494,575
Accumulated Amortization - Deferred Charges
Debt Issuance Costs
Pre-Petition Intercompany		(10,595)	55,556	3,840,512	1,247,881	3,140,865	1,163,813	(14,075,078)	(2,521,485)
Post-Petition Intercompany		2,856,035		3,468,782	4,141,572	6,219,878	751,604	(3,274,186)	(2,018,685)
Total non-current assets		14,091,583	55,556	23,344,569	33,026,077	26,627,991	2,331,125	54,711,584	(2,573,460)

Total Assets		$14,091,583	$111,112	$32,631,834	$39,656,730	$34,011,744	$3,148,176	$76,896,358	($2,387,197)	$0

Liabilities not subject to Compromise
Accounts Payable			55,556	403,011	229,098	97,434	6,440	1,047,188	9,385
Accrued Expenses				346,083	136,985	386,456	65,711	5,908,994	152,794
Program License Liability				213,133	593,723	275,800	8,596	4,471,268
Deferred Revenue				515,808	833,125	801,000	2,746	81,912
Total Liabilities not subject to Compromise			55,556	1,478,036	1,792,931	1,560,690	83,493	11,509,362	162,179

Liabilities subject to Compromise
Accounts Payable				327,372	388,643	420,393		1,880,151	59,330
Program License Liabilities Subject to Compromise				187,332	219,075	91,318		1,526,594
Pre-Petition Accrued Interest	2)	10,558,927		(98,884)	110,812	47,008		533,712,582
Post-Petition Accrued Interest	3)
Notes Payable - Senior bank L/T
Notes Payable - Senior sub-debt
Premiums on Subordinated Debt
Notes Payable Parent		44,572,418		37,500,000	57,173,000	51,281,308		754,538,111
Deferred Tax Liability
Other Liabilities
Total Liabilities subject to Compromise		55,131,345		37,915,819	57,891,531	51,840,027		1,291,657,438	59,330

Common Stock
Additional Paid In Capital		759,231	55,556	(14,463,985)	(8,008,884)			90,324,210	10,434,004	1,971,300
Other Income								(5,434,588)
Retained Earnings		(41,798,993)		7,701,964	(12,018,847)	(19,388,973)	3,064,682	(1,311,160,065)	(13,042,711)	(1,971,300)
Stockholders’ Equity		(41,039,762)	55,556	(6,762,021)	(20,027,731)	(19,388,973)	3,064,682	(1,226,270,442)	(2,608,706)

Total Liabilities & Equity		$14,091,583	$111,112	$32,631,834	$39,656,730	$34,011,744	$3,148,176	$76,896,358	($2,387,197)

See Attached Notes

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

December 2009	1)
Case #		09-10668	09-10645	09-15606	09-15607
		YBSAS	CORP	YBCC	YCI	Sub-Total	Elimination	Consolidated
ASSETS
Cash		$0	$20,484,825	$0		$19,964,114		$19,964,114
Accounts Receivable			18,336			33,243,513		33,243,513
Interest Receivable-Subsidiaries			550,313,700			550,313,700	(550,313,700)
Program License Rights -S/T						8,941,411		8,941,411
Prepaid Expenses		5,954	2,374,300			3,579,455		3,579,455
Total current assets		5,954	573,191,161			616,042,192	(550,313,700)	65,728,493

Property & Equipment		274,002	6,778,121			270,092,031		270,092,031
Accumulated Depreciation		(30,609)	(5,941,864)			(215,895,779)		(215,895,779)
Net property and equipment		243,393	836,257			54,196,252		54,196,252

Program License Rights-L/T						1,579,920		1,579,920
Deposits		8,000	730,032			1,406,982		1,406,982
Notes Receivable Subsidiaries			1,034,360,859	118,491,439		1,152,852,298	(1,152,852,298)
Investments						5,268,698	(1,954,938)	3,313,760
Goodwill						15,069,550		15,069,550
Accumulated Amortization - Goodwill						(6,953,607)		(6,953,607)
Accumulated Amortization - Indefinitely Lived IA						(59,280,253)		(59,280,253)
Going Concern						4,209,385		4,209,385
FCC/Broadcast Licenses						204,657,446		204,657,446
Accum Amort - Definite Lived Intangible Assets						(53,252,298)		(53,252,298)
Organizational Costs						9,203,108		9,203,108
Intangibles						2,235,728		2,235,728
Network Affiliation						91,163,596		91,163,596
Accumulated Amortization - Deferred Charges			(8,795,882)			(8,795,882)		(8,795,882)
Debt Issuance Costs			13,955,285			13,955,285		13,955,285
Pre-Petition Intercompany		(256,392)	166,749,014	(16,879,553)		144,925,929	(144,925,929)	()
Post-Petition Intercompany		11,549	(26,689,301)
Total non-current assets		(236,843)	1,180,310,007	101,611,886		1,518,245,885	(1,299,733,165)	218,512,720

Total Assets		$12,504	$1,754,337,425	$101,611,886		$2,188,484,329	($1,850,046,864)	$338,437,465

Liabilities not subject to Compromise
Accounts Payable		1,090	1,375,574			4,399,141		4,399,141
Accrued Expenses		3,000	5,183,355			13,620,783		13,620,783
Program License Liability						9,182,544		9,182,544
Deferred Revenue						3,338,707		3,338,707
Total Liabilities not subject to Compromise		4,090	6,558,929			30,541,175		30,541,175

Liabilities subject to Compromise
Accounts Payable		8,414	240,625			5,065,346		5,065,346
Program License Liabilities Subject to Compromise						3,413,356		3,413,356
Pre-Petition Accrued Interest	2)		23,042,906			573,356,606	(550,313,700)	23,042,906
Post-Petition Accrued Interest	3)		14,398,467			14,398,467		14,398,467
Notes Payable - Senior bank L/T			338,125,000			338,125,000		338,125,000
Notes Payable - Senior sub-debt			484,299,000			484,299,000		484,299,000
Premiums on Subordinated Debt			1,110,212			1,110,212		1,110,212
Notes Payable Parent						1,152,852,298	(1,152,852,298)
Deferred Tax Liability			39,600,785			39,600,785		39,600,785
Other Liabilities			1,517,276			1,517,276		1,517,276
Total Liabilities subject to Compromise		8,414	902,334,271			2,613,738,346	(1,703,165,998)	910,572,348

Common Stock			19,708			73,780	(50,000)	23,780
Additional Paid In Capital			245,886,457	253,929,167		635,663,057	(233,890,063)	401,772,994
Other Income						(5,434,588)		(5,434,588)
Retained Earnings			599,538,061	(152,317,281)		(1,086,097,441)	87,059,196	(999,038,245)
Stockholders’ Equity			845,444,225	101,611,886		(455,795,192)	(146,880,867)	(602,676,059)

Total Liabilities & Equity		$12,504	$1,754,337,425	$101,611,886		$2,188,484,329	($1,850,046,864)	$338,437,465

See Attached Notes

Young Broadcasting Inc.

Footnotes to Balance Sheet

All Financial Information is Subject to Future Adjustments

Liabilities subject to Compromise

1)             December 2009 MOR is preliminary and subject to year-end book close adjustments. Any material adjustments will be filed in a revised December 2009 MOR.

2)             Accrued interest includes Pre-Petition interest accrued for the Senior Secured Notes, Senior Subordinated Unsecured Notes and Intercompany Notes.

3)             Accrued interest includes Post-Petition interest accrued for the Senior Secured Notes.

Young Broadcasting

Monthly Cash Flow

December 1 - 31, 2009

	YB	YB	Winnebago	YB	KLFY	YB	LAT
	Inc	Davenport	TV	GB	LP	Knox	Inc
	09-10645	09-10648	09-10649	09-10650	09-10651	09-10652	09-10653

Opening Cash	$23,252,772.48				$0.00	$0.00

Cash Receipts	118,876.40	958,708.67		1,417,406.35	457,000.00	935,403.85

Cash Disbursements	6,148,462.87	544,521.51		806,527.85	0.00	1,063,929.04

InterCo	3,655,600.94	(414,187.16)		(610,878.50)	(457,000.00)	128,525.19

Close Cash	20,878,786.95	0.00	0.00	0.00	0.00	0.00	0.00

Reportable Disbursements - US Trustee	$6,148,462.87	$544,521.51	$0.00	$806,527.85	$0.00	$1,063,929.04	$0.00

Young Broadcasting

Monthly Cash Flow

December 1 - 31, 2009

	WATE	WKRN	YB	YBK	YBT	YB	YB	YB
	GP	GP	LA	Inc	Inc	SF	Louis	Sioux Falls
	09-10655	09-10656	09-10657	09-10658	09-10659	09-10660	09-10661	09-10662

Opening Cash								$0.00

Cash Receipts	260,000.00	465,000.00				2,143,757.31	1,139,143.02	1,399,163.54

Cash Disbursements						2,212,030.30	900,705.93	766,018.99

InterCo	(260,000.00)	(465,000.00)				68,272.99	(238,437.09)	(633,144.55)

Close Cash	0.00	0.00		0.00	0.00	(0.00)	0.00	0.00

Reportable Disbursements - US Trustee	$0.00	$0.00	$0.00	$0.00	$0.00	$2,212,030.30	$900,705.93	$766,018.99

Young Broadcasting

Monthly Cash Flow

December 1 - 31, 2009

	AY	HBF	YB	Fid TV	YB	YB	YB	YB
	Inc	Inc	Nash LLC	Inc	SS	Nash	Rap City	Lansing
	09-10663	09-10664	09-10665	09-10666	09-10668	09-10669	09-10670	09-10671

Opening Cash	$0.00		$0.00

Cash Receipts	50,000.00		1,878,869.98		0.00			615,108.15

Cash Disbursements	291,502.20		1,531,277.69		74,838.86			512,794.47

InterCo	241,502.20		(347,592.29)		74,838.86			(102,313.68)

Close Cash	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Reportable Disbursements - US Trustee	$291,502.20	$0.00	$1,531,277.69	$0.00	$74,838.86	$0.00	$0.00	$512,794.47

Young Broadcasting

Monthly Cash Flow

December 1 - 31, 2009

	YB	YB	YB
	Rich	Albany	Cap Corp	Total
	09-10672	09-10673

Opening Cash				$23,252,772.48

Cash Receipts	1,263,007.77	850,380.91		13,951,825.95

Cash Disbursements	725,755.02	747,446.75		16,325,811.48

InterCo	(537,252.75)	(102,934.16)		(0.00)

Close Cash	0.00	0.00	0.00	20,878,786.95

Reportable Disbursements - US Trustee	$725,755.02	$747,446.75	$0.00	$16,325,811.48

Young Broadcasting Inc

Consolidated Weekly Disbursement Activity

Month of December 2009

($ in thousands)						December Total
Week Ending	December 1-5	December 6-12	December 13-19	December 20-26	December 27-31	December 1-31
Disbursements
Salaries	-	2,012	-	-	1,800	3,812
Severance	-	-	-	-	-	-
Commissions	-	-	-	-	-	-
Payroll Taxes	-	215	631	-	766	1,611
Employee Benefit plan costs	54	165	76	591	41	927
Insurance, Property & Workers Comp	-	7	98	-	-	105
Property Taxes	-	104	0	-	-	104
Utilities	126	83	90	89	37	426
Travel	20	49	51	39	15	175
Syndicated Programming	-	-	229	655	-	884
Nielsen	40	-	76	275	-	391
News Services (all categories)	60	38	52	30	147	327
Media Buy	-	-	-	-	-	-
Maintenance and Repairs	34	58	49	52	24	217
Other Services	71	43	107	185	94	500
Capital Ex (Planned and Emergency)	70	44	386	338	108	947
Lease Payments	11	14	19	132	11	187
Other (misc. G&A and contingencies)	156	41	90	140	82	509
Dr. Phil Cure Fee	-	-	-	-	-	-
Utilities Deposits	-	-	-	-	-	-
Gray Management Fee	-	5	-	-	-	5
Due Course Professional Expenses	-	74	-	-	55	129
Total Operating Disbursements	643	2,954	1,953	2,525	3,180	11,256

Senior Credit Cash Interest Expense						-

Restructuring Professional Expenses	26	1,487	279	687	1,203	3,681

Total Disbursements	669	4,441	2,232	3,212	4,383	14,937

NOTE: THE SCHEDULE OF DISBURSEMENTS SET FORTH ABOVE IS EXCERPTED FROM THE FINANCIAL REPORTING PACKAGE PREPARED BY THE DEBTOR PURSUANT TO THE CASH COLLATERAL ORDER ENTERED IN THESE CASES. IT IS INCLUDED IN THIS MONTHLY OPERATING REPORT IN ORDER TO PROVIDE INTERESTED PARTIES WITH FURTHER DETAIL AS TO NATURE OF THE CASH DISBURSEMENTS MADE BY THE DEBTORS. THE REVIEWER SHOULD NOTE THAT FINANCIAL REPORTING PURSUANT TO THE CASH COLLATERAL ORDER IS PREPARED ON A WEEKLY, RATHER THAN A MONTHLY, BASIS IN ORDER TO CONFORM TO THE APPROVED CASH COLLATERAL BUDGET. IN ADDITION, THE CASH COLLATERAL REPORTING IS PREPARED ON A “BOOK BASIS,” RATHER THAN A “BANK BASIS,” SO THAT THE DISBURSEMENTS REFLECT ALL OUTSTANDING CHECKS AND WIRES, REGARDLESS OF WHETHER THEY HAVE CLEARED AND HAVE BEEN REFLECTED IN THE DEBTOR’S BANK STATEMENTS. FOR  THESE REASONS, THE SUMMARY OF DISBURSEMENTS DIFFERS FROM THE STATEMENT OF DISBURSEMENTS INCLUDED EARLIER IN THIS MONTHLY OPERATING REPORT.